FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER, dated as of January 10, 2014 (the “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 3, 2013 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 6.15(a) of the Credit Agreement, the Borrower is required to provide to the Administrative Agent an environmental assessment report as to each Mortgaged Property described on Schedule 1 to this Agreement, in form and substance and from professional firms reasonably acceptable to the Administrative Agent, within thirty (30) days following the Closing Date (the “ESA Requirement”);

WHEREAS, the environmental assessment reports provided to the Administrative Agent for the Mortgaged Properties set forth on Schedule 1 to this Agreement were not acceptable to the Administrative Agent and the Borrower and the Administrative Agent have agreed to replace such Mortgaged Properties with additional fee owned real properties;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement;

WHEREAS, the Lenders, by action of the Required Lenders, are willing to amend the Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Incorporation of Recitals.  The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.   Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the other Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit.  Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of the Credit Agreement.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (ii) by entering into this Agreement, the Lenders do not waive (except as specifically provided in Section 3 hereof) or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

3.           Waiver.  Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders agree to waive the ESA Requirement and any Default or Event of Default arising as a direct result therefrom.  The waiver set forth herein shall be effective only in this specific instance and shall not obligate the Lenders or the Administrative Agent to waive any other Default or Event of Default, now existing or hereafter arising.  This waiver is limited solely to the matters described in the first sentence of this Section 3 as of the date hereof, and nothing contained in this Agreement shall (a) modify the Loan Parties’ obligations to comply fully with all duties, terms, conditions or covenants contained in the Credit Agreement and the other Loan Documents or (b) be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.  This is a one-time waiver, and the Administrative Agent and the Lenders shall have no obligation to amend, modify or waive any provision of the Credit Agreement or any other Loan Document in the future.  The provisions and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Administrative Agent, the Issuing Bank, any Lender, the Borrower or any other Loan Party.

4.           Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means January 10, 2014.

(b)           The definition of “Mortgaged Properties” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Mortgaged Properties” means the real property of the Borrower or any Subsidiary that is subject to a Mortgage, including those real properties set forth on Schedule 6.13(c) and those real properties pledged pursuant to Section 6.16.

(c)           The following section is hereby added as a new Section 6.16 to Article VI of the Credit Agreement to read as follows:

Section 6.16.  Additional Mortgaged Properties.

(a)           Within sixty (60) days following the First Amendment Effective Date, provide to the Administrative Agent a fully executed and notarized Mortgage encumbering the fee interest of the applicable Loan Party in such additional fee owned real properties of the Borrower and its Subsidiaries as are agreed to by the Administrative Agent and the Borrower such that the Administrative Agent shall be reasonably satisfied that the appraised value of all Mortgaged Properties is at least $100,000,000, together with (i) such other Real Property Security Documents with respect to such additional real properties as are requested by the Administrative Agent, in each case, in form and substance satisfactory to the Administrative Agent and (ii) an environmental assessment report as to each such additional real property, in form and substance and from professional firms reasonably acceptable to the Administrative Agent.

(b)           Upon satisfaction of the covenants set forth in clause (a) above, the Administrative Agent will release its security interest in each of the real properties set forth on Schedule 6.16 and provide such release documents as are

2

reasonably requested by the Borrower, in each case, at the sole expense of the Borrower.

(d)           Schedule 1 hereto is added as a new Schedule 6.16 to the Credit Agreement.

5.           Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

(b)           receipt by Moore & Van Allen PLLC, counsel to the Administrative Agent, of its fees and expenses incurred in connection with this Agreement.

6.           Miscellaneous.

(a)
The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)	Each Loan Party hereby represents and warrants as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)
Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)
This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be

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effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                                                       RUBY TUESDAY, INC.

By:        /s/ Scarlett May
Name:         Scarlett May
Title:           Senior Vice President,
    Chief Legal Officer and Secretary

GUARANTORS:                                                                  RTBD, INC.

By:    /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT FINANCE, INC.

By:    /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RUBY TUESDAY GC CARDS, INC.

By:    /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT TAMPA FRANCHISE, L.P.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT ORLANDO FRANCHISE, L.P.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT SOUTH FLORIDA FRANCHISE, L.P.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT NEW YORK FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT SOUTHWEST FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT MICHIANA FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT FRANCHISE ACQUISITION, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT FLORIDA EQUITY, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RTGC, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT DETROIT FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT MICHIGAN FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT WEST PALM BEACH FRANCHISE, L.P.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT NEW ENGLAND FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT LONG ISLAND FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RUBY TUESDAY, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT LAS VEGAS FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT MINNEAPOLIS FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT INDIANAPOLIS FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT DENVER FRANCHISE, L.P.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT OMAHA FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT KCMO FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT PORTLAND FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT ST. LOUIS FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

QUALITY OUTDOOR SERVICES, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT AIRPORT, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT LOUISVILLE FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT MCGHEE-TYSON, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT ONE PERCENT HOLDINGS, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT ONE PERCENT HOLDINGS, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT MINNEAPOLIS HOLDINGS, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT OMAHA HOLDINGS, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT DENVER, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT LOUISVILLE, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT ORLANDO, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT SOUTH FLORIDA, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT TAMPA, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT WEST PALM BEACH, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT NEW HAMPSHIRE RESTAURANT HOLDINGS, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT RESTAURANT SERVICES, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT NORTHERN CALIFORNIA FRANCHISE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RTTA, LP

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President

WOK HAY 2, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT DISTRIBUTING, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT O’TOOLE, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT SMITH, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RT MILLINGTON, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

4721 RT OF PENNSYLVANIA, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RTTT, LLC

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Manager

RTT TEXAS, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Treasurer

RT JONESBORO CLUB

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Secretary and Treasurer

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

RT ARKANSAS CLUB, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Secretary and Treasurer

RUBY TUESDAY OF RUSSELLVILLE, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Secretary and Treasurer

RUBY TUESDAY OF CONWAY, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Secretary and Treasurer

RT KCMO KANSAS, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President and Secretary

RUBY TUESDAY OF BRYANT, INC.

By:              /s/ Scarlett May
Name:         Scarlett May
Title:           Secretary and Treasurer

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:                                            BANK OF AMERICA, N.A.,
as Administrative Agent

By      /s/ Erik M. Truette
Name: Erik M. Truette
Title:  Assistant Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

LENDERS:                                                                             BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By       /s/ John H. Schmidt
Name:  John H. Schmidt
Title:   Senior Vice President

 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By      /s/ Sally Hoffman
Name: Sally Hoffman
Title:   Managing Directory

 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

REGIONS BANK,
as a Lender

By      /s/ Jay Sim
Name: Jay Sim
Title:   Vice President

 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER
RUBY TUESDAY, INC.

Schedule 1

Schedule 6.16

1) 2316 N. Main Street, Crossville, TN 38555

2) 2250 Southgate Parkway, Cambridge, OH 43725

3) 731 Highway 53E, Calhoun, GA 30701

4) 2235 E. Sharon Road, Sharonville, OH 45241

5) 119 Industrial Park Drive, Smithfield, NC 27577

6) 1812 West Lucas Street, Florence, SC 29501

7) 1480 Snider’s Highway, Walterboro, SC 29488

8) 4600 Devine Street, Columbia, SC 29205

9) 1168 Highway 20, McDonough, GA 30253

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